UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 7, 2025
Intellicheck, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 992-1900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2025, Intellicheck, Inc. (the “Company”) held its Annual Stockholders Meeting (the “Annual Meeting”) virtually at https://www.cstproxy.com/intellicheck/2025.

At the Annual Meeting, the Company’s stockholders: (i) approved the Company’s 2025 Omnibus Incentive Plan; (ii) elected Dondi Black, Gregory Braca, Dylan Glenn, Bryan Lewis, Guy L. Smith and David E. Ullman to serve as directors for one-year terms or until their respective successors have been duly elected and qualified; (iii) ratified the appointment of Forvis Mazars, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025; (iv) approved the advisory vote to approve the compensation of our named executive officers and (v) approved the frequency of future advisory votes to approve of executive compensation for one year.

The following tables show the number of votes cast for or against and the number of abstentions with respect to each matter, as applicable:

1.To approve the Company’s 2025 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
9,603,068	596,319	29,365	4,990,625

2.Election of Directors:

	For	Withhold	Broker Non-Vote
(1) Dondi Black	9,644,962	583,790	4,990,625
(2) Gregory Braca	9,750,392	478,360	4,990,625
(3) Dylan Glenn	9,750,392	478,360	4,990,625
(4) Bryan Lewis	9,750,593	478,159	4,990,625
(5) Guy L. Smith	9,794,729	434,023	4,990,625
(6) David E. Ullman	9,750,593	478,159	4,990,625

3.Ratify the appointment of Forvis Mazars, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
14,559,484	623,059	36,834

4.Advisory vote to approve the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
9,564,105	645,586	19,061	4,990,625

5.Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

Three Years	Two Years	One Year	Abstain	Broker Non-Vote
1,907,694	1,014,591	7,279,402	27,065	4,990,625

Based on the foregoing, the Company will hold advisory votes to approve executive compensation on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2025	INTELLICHECK, INC.

	By:	/s/ Adam Sragovicz
	Name:	Adam Sragovicz
	Title:	Chief Financial Officer